SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 12, 1999
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                          Wavetech International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



           Nevada                     001-15482                86-0916826
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)



            5210 E. Williams Circle, Suite 200 Tucson, Arizona 85711
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (520) 750-9093
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
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Wavetech International, Inc. ("Wavetech" or the "Company") received and accepted the declination for reelection notice from their independent auditors, Addison, Roberts & Ludwig, P.C. ("AR&L"), on August 6, 1999. AR&L declined to stand for reelection as the Company's independent auditors for the year ending August 31, 2000 due to the firm's cessation of audit and accounting services and the withdrawal of all the firm's partners. Due to the cessation of services, AR&L will not be performing the Company's audit for its fiscal year ending August 31, 1999. The Company has authorized AR&L, and they have agreed, to respond to any inquiries or requests for information made by the Company's new auditors. There have not been any accounting disagreements or other reportable events within the meaning of Item 304 of SEC Regulation S-K for the last two fiscal years. The Company has delivered a copy of this Current Report on Form 8-K to AR&L and AR&L has stated in its attached letter to the SEC, filed as Exhibit 16, that they concur with the foregoing statements in this paragraph. The Company is currently negotiating with respect to the engagement of new auditors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits:

               Exhibits                         Title
               --------                         -----

                  16           Letter of Addison, Roberts & Ludwig, P.C.
                               re Change in Certifying Accountant

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAVETECH INTERNATIONAL, INC.


                                    By: /s/ Gerald I. Quinn
                                       --------------------------------
                                       Gerald I. Quinn
                                       Chief Executive Officer


Date: August 12, 1999